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                                                                    EXHIBIT 32.1


                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
Section 1350, as adopted), Thomas C. Shull, the Chief Executive Officer of Hanover Direct, Inc. (the "Company"), and Charles E. Blue, the Chief Financial Officer of the Company, each hereby certifies that, to their knowledge:

         1. The Company's Annual Report on Form 10-K for the period ended December 27, 2003, to which this Certification is attached as Exhibit 32.1 (the "Annual Report"), fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition of the Company at the end of the periods covered by the Annual Report and the results of operations of the Company for the periods covered by the Annual Report.

         In Witness Whereof, the undersigned have set their hands hereto as of the 6th day of April, 2004.


/s/ THOMAS C. SHULL                             /s/ CHARLES E. BLUE
-----------------------------                   -----------------------------
Thomas C. Shull,                                Charles E. Blue,
Chief Executive Officer                         Chief Financial Officer
(Principal Executive Officer)                   (Principal Financial Officer)